Exhibit 1.2

                  DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC
                           PASS-THROUGH CERTIFICATES

                             1997-I TERMS AGREEMENT

                                                           Dated: June 20, 1997

To: Deutsche Financial Capital Securitization LLC (the "Company") Deutsche Financial Capital Limited Liability Company ("DFC")

Re:     Underwriting Agreement Standard Provision dated
        June 1997 (the "Standard Provisions")

Series
Designation:   Pass-Through Certificates, Series 1997-I, Classes A-1, A-2, A-3,
               A-4, A-5, A-6, M, B-1, B-2, X and R (collectively, the
               "Certificates"). The Classes A-1, A-2, A-3, A-4, A-5, A-6, M and
               B-1 Certificates are collectively referred to herein as the "Underwritten Certificates."

      UNDERWRITING AGREEMENT: Subject to the terms and conditions set forth herein and to the terms of the Standard Provisions, which are incorporated by reference herein, the Company hereby agrees to issue and sell to Credit
Suisse First Boston Corporation and Deutsche Morgan Grenfell Inc. (the "Underwriters"), and the Underwriters hereby severally agree to purchase from the Company, on June 27, 1997, the aggregate outstanding principal amount of the Underwritten Certificates set forth in Schedule A hereto at the purchase price and on the terms set forth below; PROVIDED, HOWEVER, that the obligations of the Underwriters are subject to: (i) receipt by the Company of the ratings on the Certificates as set forth herein, (ii) receipt by the Underwriters of the Sales Agreement (the "Sales Agreement"), dated as of June 1, 1997, by and between the Company and DFC, and the Pooling and Servicing Agreement (as defined below), each being in form and substance satisfactory to the Underwriters.
      The Certificates will be issued by a trust (the "Trust") to be established by the Company pursuant to a Pooling and Servicing Agreement, to be dated as of June 1, 1997, among the Company, Oakwood Acceptance Corporation, as servicer (the "Servicer") and PNC Bank, National Association, as Trustee
(the "Trustee") which incorporates by reference the Company's Standard Terms to Pooling and Servicing Agreement (June 1997 Edition) (collectively, the "Pooling and Servicing Agreement"). The Certificates will represent in the aggregate the entire beneficial ownership interest in the assets of the Trust which will consist primarily of (i) installment sales contracts (the "Contracts") secured by security interests in manufactured homes and, with respect to certain of the Contracts, secured by liens on the real estate on which the related manufactured homes are located, and (ii) mortgage loans secured by first-liens on the real estate to which the related manufactured homes are deemed permanently affixed (the "Mortgage Loans" and, together with the Contracts, the "Assets") with original terms to maturity not exceeding 30 years and, in each case, having the characteristics described in the final Prospectus Supplement, dated June 20, 1997, relating to the Underwritten Certificates (the "Prospectus Supplement").

     The Company and the Servicer specifically covenant to make available on the Closing Date for sale, transfer and assignment to the Trust, Assets having the characteristics described in the Prospectus Supplement; PROVIDED, HOWEVER, that there may be nonmaterial variances from the description of the Assets in the Prospectus Supplement and the Assets actually delivered on the Closing Date.

      REGISTRATION STATEMENT: References in the Standard Provisions to the Registration Statement shall be deemed to include registration statement No. 333-24351.

      INITIAL AGGREGATE SCHEDULED PRINCIPAL BALANCE OF ASSETS: $161,394,769.36

      CUT-OFF DATE:  June 1, 1997.

      TERMS OF THE CERTIFICATES:

   Class     Initial Principal    Pass-Through       Ratings       Purchase
Designation        Amount              Rate       Fitch   Moody's    Price
------------       -------             ----       ------  --------   ------

A-1          $34,713,000.00         6.400%       "AAA"     "Aaa"  99.771816%
A-2          $25,021,000.00         6.550%       "AAA"     "Aaa"  99.697181%
A-3          $19,982,000.00         6.750%       "AAA"     "Aaa"  99.648723%
A-4          $ 7,105,000.00         6.900%       "AAA"     "Aaa"  99.473538%
A-5          $20,813,000.00         7.100%       "AAA"     "Aaa"  99.502139%
A-6          $19,867,000.00         7.375%       "AAA"     "Aaa"  99.398612%
M            $12,508,000.00         (1)          "AA"      "Aa3"  99.486722%
B-1          $14,929,000.00         (1)          "BBB"     "Baa2" 99.338340%

(1) The Pass-Through Rate for the (i) Class M Certificates will equal the lesser of 7.275% or the Weighted Average Net Asset Rate and (ii) Class B-1 Certificates will equal the lesser of 7.525% or the Weighted Average Net Asset Rate and

     SUBORDINATION FEATURES: The Class M Certificates will be subordinated to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (collectively, the "Class A Certificates"), the Class B-1 Certificates will be subordinated to the Class A Certificates and the Class M Certificates and the Class B-2 Certificates will be subordinated to the Class A Certificates, the Class M Certificates and the Class B-1 Certificates, all as described in the Prospectus Supplement.

     DISTRIBUTION DATES: Each Distribution Date shall be the 15th day of each month, or if such day is not a business day, on the next succeeding business day, commencing in July, 1997.

     REMIC ELECTION: An election will be made to treat some or all of the assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (the "REMIC").The Underwritten Certificates will be designated as "regular interests" in the REMIC.

     PURCHASE PRICE: The Underwriters have severally agreed to purchase the Underwritten Certificates of each Class from the Company for the respective purchase prices expressed in the table above as percentages of the initial Certificate Principal Balance of each such Class. Payment of the purchase price for the Underwritten Certificates shall be made to the Company in federal or similar immediately available funds payable to the order of the Company.

     DENOMINATIONS: The Underwritten Certificates will be issued in book-entry form in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

     FEES: It is understood that servicing fees may be withheld from the payments on the Assets in each month prior to distributions on the Certificates on the Distribution Date occuring in such month to the extent permissible under the Pooling and Servicing Agreement.

     CLOSING DATE AND LOCATION: 10:00 a.m. Eastern Time on June 27, 1997, at the offices of Hunton & Williams, Riverfront Plaza, East Tower, 951 East
Byrd Street, Richmond, Virginia 23219-4074. The Company will deliver the Underwritten Certificates in book-entry form only, through the same-day funds settlement system of The Depository Trust Company on the Closing Date.

     DUE DILIGENCE: At any time prior to the Closing Date, the Underwriters have the right to inspect the Asset Files and the related loan origination procedures and to confirm the existence of the related manufactured homes or mortgaged properties to ensure conformity with the Final Prospectus and the Prospectus Supplement.

     CONTROLLING AGREEMENT: This Terms Agreement sets forth the complete agreement among the Company, DFC and the Underwriters and fully supersedes all prior agreements, both written and oral, relating to the issuance of the Underwritten Certificates and all matters set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Standard Provisions or the Prospectus Supplement.

     COMPUTATIONAL MATERIALS: Each Underwriter hereby represents and warrants that (i) any information attached hereto as Exhibit 1 constitutes all "Collateral Term Sheets" (as such term is defined in the no-action letters addressed to Kidder, Peabody Acceptance Corporation I, et al. dated May 20, 1994 and to the Public Securities Association dated February 17, 1995 (collectively, the "PSA Letters")) disseminated by it in connection with the Underwritten Certifidates; (ii) any information attached hereto as Exhibit 2 constitutes all "Structural Term Sheets" and "Computational Materials" disseminated by it in connection with the Underwritten Certificates and (iii) any information attached hereto as Exhibit 3 constitutes all "Series Term Sheets" (as such term is defined in the no-action letter addressed to Greenwood Trust Company,

Discover Card Master Trust I dated April 5, 1996) disseminated by it in connection with the Underwritten Certificates.

     For purposes hereof, as to each Underwriter, the term "Derived Information" means such information, if any, in the Series Term Sheets, Collateral Term Sheets, Structural Term Sheets and/or Computational Materials that is not contained in either (i) the Prospectus taking into account information incorporated therein by reference (other than information incorporated by reference from the Series Term Sheets, Collateral Term Sheets, Structural Term Sheets and/or Computational Materials) or (ii) any computer tape furnished by the Company (the "Computer Tape"). Each Underwriter severally agrees, assuming
(i) all information provided by the Company (including the Computer Tape) is accurate and complete in all material respects and (ii) the Company's independent public accountants have determined that the Derived Information agrees with the Computer Tape, to indemnify and hold harmless the Company, each of the Company's officers and directors and each person who controls the Company within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information prepared by such Underwriter and incorporated by reference into the Registration Statement, or arise out of or are based upon the omission or alleged omission to state in such Derived Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof to the extent any such untrue statement or alleged untrue statement therein results directly from an error in the information on the Computer Tape or in any other information concerning the Mortgage Loans or the Contracts provided by the Company to any Underwriter in writing or through electronic transmission) and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of an Underwriter under this paragraph shall be in addition to any liability which such Underwriter may otherwise have. Notwithstanding the provisions of this paragraph, no Underwriter shall be required to pay any amount with respect to the indemnities provided hereunder in excess of the underwriting discount or commission applicable to the Certificates purchased by it hereunder.

     INFORMATION PROVIDED BY EACH UNDERWRITER: It is understood and agreed that the information set forth under the heading "Underwriting" in the Prospectus Supplement and the sentence regarding each Underwriter's intention to establish a market in the Underwritten Certificates on the Cover Page of the Prospectus Supplement is the only information furnished by the Underwriters for inclusion in the Registration Statement and the Final Prospectus.

     TRUSTEE: PNC Bank, National Association will act as Trustee of the Trust.

     BLUE SKY QUALIFICATIONS: The Underwriters specify no jurisdictions and the parties do not intend to qualify the Underwritten Securities in any jurisdiction. The Company has agreed to pay all costs and expenses incurred in connection with the preparation of a blue sky survey to be delivered on or prior to the Closing Date.

     STATE TAX OPINIONS: The Company shall deliver to the Underwriters an opinion of counsel pursuant to Section 6(d)(iii) of the Standard Provisions with respect to the State of North Carolina and the Commonwealth of Pennsylvania.

     BLACKOUT PERIOD: None.

      APPLICABLE LAW: THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     NOTICES: All communications hereunder will be in writing and effective only upon receipt and will be mailed, delivered or telegraphed and confirmed to the parties at:

          Deutsche Financial Capital Securitization LLC and
          Deutsche Financial Limited Liability Company
          7800 McCloud Road (27409-9634)
          P.O. Box 27081
          Greensboro, North Carolina 27425-7081
          Attention: Treasurer

          Credit Suisse First Boston Corporation
          11 Madison Avenue
          20th Floor
          New York, New York 10010
          Attention: Fiachra O'Driscoll

          Deutsche Morgan Grenfell Inc.
          31 West 52nd Street, 23rd Floor
          New York, NY 10019
          Attention: Vijay Radhakishum


     REQUEST FOR OPINIONS: (a) The Company and DFC hereby request and authorize Hunton & Williams as their counsel in this transaction, to issue on behalf of the Company and DFC, such legal opinions to the Underwriters, their respective counsel, the Trustee and the Rating Agencies as may be required by any and all documents, certificates or agreements executed in connection with this Agreement.

      (b) The Underwriters hereby request and authorize Simpson Thacher & Bartlett, as their special counsel in this transaction, to issue to the Underwriters such legal opinions as they may require, and the Company shall have furnished to Simpson Thacher & Bartlett such documents as they may request for the purpose of enabling them to pass upon such matters.

     Each Underwriter agrees, subject to the terms and provisions of the Standard Provisions, a copy of which is attached hereto, and which is incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the Underwritten Certificates.

                                CREDIT SUISSE FIRST BOSTON CORPORATION

                                By:    /s/ Philip Weingord
                                     ---------------------------------
                                      Name:  Philip Weingord
                                      Title: Managing Director






                                DEUTSCHE MORGAN GRENFELL INC.

                                By:   /s/ Vijay S. Radhakishun
                                     ---------------------------------
                                      Name:   Vijay S. Radhakishun
                                      Title:  Vice President



                                By:    /s/ Douglas Monticciolo
                                      ---------------------------------
                                      Name:  Douglas Monticciolo
                                      Title: Director



Accepted and acknowledged
As of the Date First Above Written:

DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC

By:  DEUTSCHE FINANCIAL CAPITAL I CORP.

By:       /s/ Douglas R. Muir
        ---------------------------------
        Name: Douglas R. Muir
        Title: Vice President




DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC

By:     OAKWOOD ACCEPTANCE CORPORATION, member

By:        /s/ Douglas R. Muir
        ---------------------------------
        Title:  Vice President



DEUTSCHE FINANCIAL SERVICES CORPORATION, member



By:     Naran U. Burchinow
        ---------------------------------
        Name:  Naran U. Burchinow
        Title: Senior Vice President

                                   SCHEDULE A

Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M and Class B-1 Certificates


                                          Class A-1     Class A-2     Class A-3

Credit Suisse First Boston Corporation   $17,356,500   $12,510,500   $ 9,991,000
Deutsche Morgan Grenfell Inc. ........   $17,356,500   $12,510,500   $ 9,991,000
  Total...............................   $34,713,000   $25,021,000   $19,982,000


                                          Class A-4     Class A-5     Class A-6

Credit Suisse First Boston Corporation   $ 3,552,500   $10,406,500   $ 9,933,500
Deutsche Morgan Grenfell Inc. ........   $ 3,552,500   $10,406,500   $ 9,993,500
  Total...............................   $ 7,105,000   $20,813,000   $19,867,000



                                          Class M     Class B-1

Credit Suisse First Boston Corporation   $ 6,254,000   $ 7,464,500
Deutsche Morgan Grenfell Inc. ........   $ 6,254,000   $ 7,464,500
  Total...............................   $12,508,000   $14,929,000



                                   Exhibit 2

             Deutsche Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-I
                             COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
--------------------------------------------------------------------------------
    Class               Original    Coupon    Avg.    CBE     1st    Last   Mod.
    Name & Type             Par       %       Life   Yield    Pay    Pay    Dur.
--------------------------------------------------------------------------------
To Call:
    A1  SENIOR        34,713,000    6.3500    1.10   6.223    7/97   9/99   1.02
    A2  SENIOR        25,021,000    6.5500    3.10   6.558    9/99   7/01   2.71
    A3  SENIOR        19,982,000    6.7000    5.10   6.769    7/01  12/03   4.17
    A4  SENIOR         7,105,000    6.9000    7.10   6.959   12/03   3/05   5.43
    A5  SENIOR        20,813,000    7.2000   10.00   7.270    3/05   3/10   6.86
    A6  SENIOR        19,867,000    7.4750   15.43   7.570    3/10  11/13   8.83
    M   AA MEZZ       12,508,000    7.3750   10.46   7.470    2/02  11/13   6.78
    B1  BBB SUB       14,929,000    7.5750    9.98   7.670    2/02  11/13   6.55
    B2  BB SUB         6,456,769    9.2750   11.59   9.420    2/02  11/13   6.45
-------------------------------
 To Maturity:
    A6  SENIOR        19,867,000    7.4750   16.93   7.569    3/10   2/20   9.20
    M   AA MEZZ       12,508,000    7.3750   10.72   7.470    2/02   7/16   6.85
    B1  BBB SUB       14,929,000    7.5750    9.99   7.670    2/02   8/14   6.55
    B2  BB SUB         6,456,769    9.2750   15.38   9.420    2/02   4/24   7.02
--------------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 160% MHP.

(2) Coupon and price assumed for computational material.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A1 SENIOR
 Price: 99-31       Coupon: 6.3500                 Original Par:    34,713,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.38      6.31      6.28      6.22      6.19      6.09
 Average Life:          5.15      1.88      1.55      1.10      0.93      0.67
 Duration:              4.08      1.69      1.41      1.02      0.87      0.63
 First Prin Pay:        7/97      7/97      7/97      7/97      7/97      7/97
 Last Prin Pay:         1/07      5/01      8/00      9/99      5/99     11/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31       Coupon: 6.5500                 Original Par:    25,021,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.61      6.59      6.58      6.56      6.54      6.51
 Average Life:         11.82      5.37      4.43      3.10      2.59      1.84
 Duration:              7.96      4.37      3.71      2.71      2.30      1.68
 First Prin Pay:        1/07      5/01      8/00      9/99      5/99     11/98
 Last Prin Pay:         4/11      5/04      3/03      7/01     11/00     11/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-27       Coupon: 6.7000                 Original Par:    19,982,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.78      6.78      6.78      6.77      6.76      6.75
 Average Life:         15.60      8.60      7.22      5.10      4.07      2.84
 Duration:              9.36      6.31      5.52      4.17      3.45      2.51
 First Prin Pay:        4/11      5/04      3/03      7/01     11/00     11/99
 Last Prin Pay:         3/15      4/08      8/06     12/03      7/02     11/00
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30+      Coupon: 6.9000                 Original Par:     7,105,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.98      6.97      6.97      6.96      6.95      6.93
 Average Life:         18.32     11.60      9.90      7.10      5.52      3.57
 Duration:             10.08      7.73      6.94      5.43      4.44      3.06
 First Prin Pay:        3/15      4/08      8/06     12/03      7/02     11/00
 Last Prin Pay:         6/16     12/09      3/08      3/05      7/03      4/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-31+      Coupon: 7.2000                 Original Par:    20,813,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.28      7.28      7.28      7.27      7.26      7.24
 Average Life:         21.11     15.17     13.37     10.00      8.04      4.71
 Duration:             10.49      8.90      8.27      6.86      5.87      3.85
 First Prin Pay:        6/16     12/09      3/08      3/05      7/03      4/01
 Last Prin Pay:        10/20      8/15     11/13      3/10     12/07     10/03
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-29       Coupon: 7.4750                 Original Par:    19,867,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         24.76     20.66     18.97     15.43     13.19      8.93
 Duration:             10.90     10.16      9.79      8.83      8.08      6.25
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-29+
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         25.83     21.83     20.39     16.93     14.65      9.94
 Duration:             11.05     10.37     10.07      9.20      8.50      6.64
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:         4/26     12/23      5/22      2/20     12/17      6/13
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27       Coupon: 7.3750                 Original Par:    12,508,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         20.89     15.17     13.50     10.46      9.44      7.75
 Duration:             10.21      8.58      8.00      6.78      6.37      5.61
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-27
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         21.10     15.38     13.76     10.72      9.78      8.26
 Duration:             10.24      8.62      8.05      6.85      6.48      5.82
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        11/24      3/21     12/19      7/16     11/14      7/11
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-28       Coupon: 7.5750                 Original Par:    14,929,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.66
 Average Life:         20.60     14.69     13.03      9.98      9.07      7.60
 Duration:             10.00      8.36      7.77      6.55      6.17      5.50
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-28
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.67
 Average Life:         20.61     14.70     13.04      9.99      9.11      7.74
 Duration:             10.00      8.36      7.78      6.55      6.18      5.56
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:         6/23      9/19      1/18      8/14     12/12     12/09
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
 (CREDIT SUISSE/FIRST BOSTON logo appears here)

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 B2 BB SUB
 Price: 99-28       Coupon: 9.2750                 Original Par:     6,456,769
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            9.43      9.43      9.42      9.42      9.42      9.41
 Average Life:         21.55     16.27     14.59     11.59     10.29      8.10
 Duration:              8.85      7.75      7.33      6.45      6.08      5.34
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-28+
 Bond Yield:            9.43      9.42      9.42      9.42      9.42      9.42
 Average Life:         23.43     19.28     17.97     15.38     14.29     11.78
 Duration:              9.00      8.05      7.72      7.02      6.80      6.31
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        12/26      7/26      2/26      4/24      4/22      6/18
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                 88          72          67          54          46          25
 June 15, 1999                 81          47          36           9           0           0
 June 15, 2000                 73          21           5           0           0           0
 June 15, 2001                 65           0           0           0           0           0
 June 15, 2002                 55           0           0           0           0           0
 June 15, 2003                 45           0           0           0           0           0
 June 15, 2004                 33           0           0           0           0           0
 June 15, 2005                 20           0           0           0           0           0
 June 15, 2006                  7           0           0           0           0           0
 June 15, 2007                  0           0           0           0           0           0
 June 15, 2008                  0           0           0           0           0           0
 June 15, 2009                  0           0           0           0           0           0
 June 15, 2010                  0           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:           5.2         1.9         1.5         1.1         0.9         0.7

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)





 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100          89          33
 June 15, 2000                100         100         100          54          22           0
 June 15, 2001                100          95          66           1           0           0
 June 15, 2002                100          61          27           0           0           0
 June 15, 2003                100          29           0           0           0           0
 June 15, 2004                100           0           0           0           0           0
 June 15, 2005                100           0           0           0           0           0
 June 15, 2006                100           0           0           0           0           0
 June 15, 2007                 91           0           0           0           0           0
 June 15, 2008                 70           0           0           0           0           0
 June 15, 2009                 47           0           0           0           0           0
 June 15, 2010                 22           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          11.8         5.4         4.4         3.1         2.6         1.8

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100          33
 June 15, 2001                100         100         100         100          52           0
 June 15, 2002                100         100         100          50           0           0
 June 15, 2003                100         100          88          16           0           0
 June 15, 2004                100          96          53           0           0           0
 June 15, 2005                100          62          27           0           0           0
 June 15, 2006                100          38           2           0           0           0
 June 15, 2007                100          16           0           0           0           0
 June 15, 2008                100           0           0           0           0           0
 June 15, 2009                100           0           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                 92           0           0           0           0           0
 June 15, 2012                 62           0           0           0           0           0
 June 15, 2013                 40           0           0           0           0           0
 June 15, 2014                 17           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0
 Avg Life In Years:          15.6         8.6         7.2         5.1         4.1         2.8

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100           0
 June 15, 2002                100         100         100         100         100           0
 June 15, 2003                100         100         100         100           5           0
 June 15, 2004                100         100         100          57           0           0
 June 15, 2005                100         100         100           0           0           0
 June 15, 2006                100         100         100           0           0           0
 June 15, 2007                100         100          43           0           0           0
 June 15, 2008                100          85           0           0           0           0
 June 15, 2009                100          26           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                100           0           0           0           0           0
 June 15, 2012                100           0           0           0           0           0
 June 15, 2013                100           0           0           0           0           0
 June 15, 2014                100           0           0           0           0           0
 June 15, 2015                 75           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          18.3        11.6         9.9         7.1         5.5         3.6

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)





 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100          83
 June 15, 2002                100         100         100         100         100          32
 June 15, 2003                100         100         100         100         100           7
 June 15, 2004                100         100         100         100          73           0
 June 15, 2005                100         100         100          93          48           0
 June 15, 2006                100         100         100          69          27           0
 June 15, 2007                100         100         100          48           8           0
 June 15, 2008                100         100          94          29           0           0
 June 15, 2009                100         100          74          11           0           0
 June 15, 2010                100          89          55           0           0           0
 June 15, 2011                100          69          37           0           0           0
 June 15, 2012                100          51          21           0           0           0
 June 15, 2013                100          35           6           0           0           0
 June 15, 2014                100          19           0           0           0           0
 June 15, 2015                100           2           0           0           0           0
 June 15, 2016                 98           0           0           0           0           0
 June 15, 2017                 72           0           0           0           0           0
 June 15, 2018                 53           0           0           0           0           0
 June 15, 2019                 32           0           0           0           0           0
 June 15, 2020                  8           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.2        13.4        10.0         8.0         4.7

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100         100         100         100
 June 15, 2003                100         100         100         100         100         100
 June 15, 2004                100         100         100         100         100          85
 June 15, 2005                100         100         100         100         100          67
 June 15, 2006                100         100         100         100         100          53
 June 15, 2007                100         100         100         100         100          41
 June 15, 2008                100         100         100         100          91          32
 June 15, 2009                100         100         100         100          76          25
 June 15, 2010                100         100         100          95          63          19
 June 15, 2011                100         100         100          80          51          14
 June 15, 2012                100         100         100          67          42           6
 June 15, 2013                100         100         100          56          34           0
 June 15, 2014                100         100          91          46          27           0
 June 15, 2015                100         100          77          37          18           0
 June 15, 2016                100          85          63          29           9           0
 June 15, 2017                100          70          50          18           2           0
 June 15, 2018                100          59          42          11           0           0
 June 15, 2019                100          48          33           4           0           0
 June 15, 2020                100          37          22           0           0           0
 June 15, 2021                 81          23          10           0           0           0
 June 15, 2022                 55           9           0           0           0           0
 June 15, 2023                 45           3           0           0           0           0
 June 15, 2024                 33           0           0           0           0           0
 June 15, 2025                 17           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          25.8        21.8        20.4        16.9        14.7         9.9

---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          45
 June 15, 2006                100          90          78          56          49          35
 June 15, 2007                100          83          71          49          42          28
 June 15, 2008                100          76          64          42          35          22
 June 15, 2009                100          69          57          37          29          17
 June 15, 2010                100          62          51          31          24           9
 June 15, 2011                100          55          45          26          20           0
 June 15, 2012                 98          49          39          22          16           0
 June 15, 2013                 91          44          34          18          10           0
 June 15, 2014                 83          38          29          15           3           0
 June 15, 2015                 75          33          25           7           0           0
 June 15, 2016                 66          27          20           0           0           0
 June 15, 2017                 57          22          16           0           0           0
 June 15, 2018                 50          19          11           0           0           0
 June 15, 2019                 43          15           4           0           0           0
 June 15, 2020                 35           7           0           0           0           0
 June 15, 2021                 26           0           0           0           0           0
 June 15, 2022                 18           0           0           0           0           0
 June 15, 2023                 14           0           0           0           0           0
 June 15, 2024                  4           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.4        13.8        10.7         9.8         8.3

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)





 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 June 15, 1998                100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          43
 June 15, 2006                100          90          78          56          49          30
 June 15, 2007                100          83          71          49          39          19
 June 15, 2008                100          76          64          40          29          10
 June 15, 2009                100          69          57          31          21           3
 June 15, 2010                100          62          51          23          14           0
 June 15, 2011                100          55          43          16           7           0
 June 15, 2012                 98          49          35          10           2           0
 June 15, 2013                 91          42          28           5           0           0
 June 15, 2014                 83          34          21           0           0           0
 June 15, 2015                 75          26          14           0           0           0
 June 15, 2016                 66          18           8           0           0           0
 June 15, 2017                 57          11           2           0           0           0
 June 15, 2018                 50           6           0           0           0           0
 June 15, 2019                 41           1           0           0           0           0
 June 15, 2020                 29           0           0           0           0           0
 June 15, 2021                 16           0           0           0           0           0
 June 15, 2022                  4           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          20.6        14.7        13.0        10.0         9.1         7.7

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          49
 June 15, 2006                100          90          78          56          49          49
 June 15, 2007                100          83          71          49          49          49
 June 15, 2008                100          76          64          49          49          49
 June 15, 2009                100          69          57          49          49          49
 June 15, 2010                100          62          51          49          49          49
 June 15, 2011                100          55          49          49          49          49
 June 15, 2012                 98          49          49          49          49          49
 June 15, 2013                 91          49          49          49          49          48
 June 15, 2014                 83          49          49          49          49          33
 June 15, 2015                 75          49          49          49          49          21
 June 15, 2016                 66          49          49          49          49          12
 June 15, 2017                 57          49          49          49          49           5
 June 15, 2018                 50          49          49          49          41           0
 June 15, 2019                 49          49          49          49          28           0
 June 15, 2020                 49          49          49          41          17           0
 June 15, 2021                 49          49          49          24           7           0
 June 15, 2022                 49          49          47          10           0           0
 June 15, 2023                 49          49          34           4           0           0
 June 15, 2024                 49          38          20           0           0           0
 June 15, 2025                 49          19           8           0           0           0
 June 15, 2026                 35           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          23.4        19.3        18.0        15.4        14.3        11.8

---------------------------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
 (CREDIT SUISSE/FIRST BOSTON logo appears here)

             Deutsche Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-I
                             COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
--------------------------------------------------------------------------------
    Class               Original    Coupon    Avg.    CBE     1st    Last   Mod.
    Name & Type             Par       %       Life   Yield    Pay    Pay    Dur.
--------------------------------------------------------------------------------
To Call:
    A1  SENIOR        34,713,000    6.3500    1.10   6.223    7/97   9/99   1.02
    A2  SENIOR        25,021,000    6.5500    3.10   6.558    9/99   7/01   2.71
    A3  SENIOR        19,982,000    6.7000    5.10   6.769    7/01  12/03   4.17
    A4  SENIOR         7,105,000    6.9000    7.10   6.959   12/03   3/05   5.43
    A5  SENIOR        20,813,000    7.2000   10.00   7.270    3/05   3/10   6.86
    A6  SENIOR        19,867,000    7.4750   15.43   7.570    3/10  11/13   8.83
    M   AA MEZZ       12,508,000    7.3750   10.46   7.470    2/02  11/13   6.78
    B1  BBB SUB       14,929,000    7.5750    9.98   7.670    2/02  11/13   6.55
    B2  BB SUB         6,456,769    9.2750   11.59   9.420    2/02  11/13   6.45
-------------------------------
 To Maturity:
    A6  SENIOR        19,867,000    7.4750   16.93   7.569    3/10   2/20   9.20
    M   AA MEZZ       12,508,000    7.3750   10.72   7.470    2/02   7/16   6.85
    B1  BBB SUB       14,929,000    7.5750    9.99   7.670    2/02   8/14   6.55
    B2  BB SUB         6,456,769    9.2750   15.38   9.420    2/02   4/24   7.02
--------------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 160% MHP.

(2) Coupon and price assumed for computational material.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A1 SENIOR
 Price: 99-31       Coupon: 6.3500                 Original Par:    34,713,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.38      6.31      6.28      6.22      6.19      6.09
 Average Life:          5.15      1.88      1.55      1.10      0.93      0.67
 Duration:              4.08      1.69      1.41      1.02      0.87      0.63
 First Prin Pay:        7/97      7/97      7/97      7/97      7/97      7/97
 Last Prin Pay:         1/07      5/01      8/00      9/99      5/99     11/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31       Coupon: 6.5500                 Original Par:    25,021,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.61      6.59      6.58      6.56      6.54      6.51
 Average Life:         11.82      5.37      4.43      3.10      2.59      1.84
 Duration:              7.96      4.37      3.71      2.71      2.30      1.68
 First Prin Pay:        1/07      5/01      8/00      9/99      5/99     11/98
 Last Prin Pay:         4/11      5/04      3/03      7/01     11/00     11/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-27       Coupon: 6.7000                 Original Par:    19,982,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.78      6.78      6.78      6.77      6.76      6.75
 Average Life:         15.60      8.60      7.22      5.10      4.07      2.84
 Duration:              9.36      6.31      5.52      4.17      3.45      2.51
 First Prin Pay:        4/11      5/04      3/03      7/01     11/00     11/99
 Last Prin Pay:         3/15      4/08      8/06     12/03      7/02     11/00
 -----------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30+      Coupon: 6.9000                 Original Par:     7,105,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.98      6.97      6.97      6.96      6.95      6.93
 Average Life:         18.32     11.60      9.90      7.10      5.52      3.57
 Duration:             10.08      7.73      6.94      5.43      4.44      3.06
 First Prin Pay:        3/15      4/08      8/06     12/03      7/02     11/00
 Last Prin Pay:         6/16     12/09      3/08      3/05      7/03      4/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-31+      Coupon: 7.2000                 Original Par:    20,813,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.28      7.28      7.28      7.27      7.26      7.24
 Average Life:         21.11     15.17     13.37     10.00      8.04      4.71
 Duration:             10.49      8.90      8.27      6.86      5.87      3.85
 First Prin Pay:        6/16     12/09      3/08      3/05      7/03      4/01
 Last Prin Pay:        10/20      8/15     11/13      3/10     12/07     10/03
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-29       Coupon: 7.4750                 Original Par:    19,867,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         24.76     20.66     18.97     15.43     13.19      8.93
 Duration:             10.90     10.16      9.79      8.83      8.08      6.25
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-29+
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         25.83     21.83     20.39     16.93     14.65      9.94
 Duration:             11.05     10.37     10.07      9.20      8.50      6.64
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:         4/26     12/23      5/22      2/20     12/17      6/13
 -----------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27       Coupon: 7.3750                 Original Par:    12,508,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         20.89     15.17     13.50     10.46      9.44      7.75
 Duration:             10.21      8.58      8.00      6.78      6.37      5.61
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-27
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         21.10     15.38     13.76     10.72      9.78      8.26
 Duration:             10.24      8.62      8.05      6.85      6.48      5.82
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        11/24      3/21     12/19      7/16     11/14      7/11
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-28       Coupon: 7.5750                 Original Par:    14,929,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.66
 Average Life:         20.60     14.69     13.03      9.98      9.07      7.60
 Duration:             10.00      8.36      7.77      6.55      6.17      5.50
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-28
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.67
 Average Life:         20.61     14.70     13.04      9.99      9.11      7.74
 Duration:             10.00      8.36      7.78      6.55      6.18      5.56
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:         6/23      9/19      1/18      8/14     12/12     12/09
 -----------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                 88          72          67          54          46          25
 June 15, 1999                 81          47          36           9           0           0
 June 15, 2000                 73          21           5           0           0           0
 June 15, 2001                 65           0           0           0           0           0
 June 15, 2002                 55           0           0           0           0           0
 June 15, 2003                 45           0           0           0           0           0
 June 15, 2004                 33           0           0           0           0           0
 June 15, 2005                 20           0           0           0           0           0
 June 15, 2006                  7           0           0           0           0           0
 June 15, 2007                  0           0           0           0           0           0
 June 15, 2008                  0           0           0           0           0           0
 June 15, 2009                  0           0           0           0           0           0
 June 15, 2010                  0           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:           5.2         1.9         1.5         1.1         0.9         0.7

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)





 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100          89          33
 June 15, 2000                100         100         100          54          22           0
 June 15, 2001                100          95          66           1           0           0
 June 15, 2002                100          61          27           0           0           0
 June 15, 2003                100          29           0           0           0           0
 June 15, 2004                100           0           0           0           0           0
 June 15, 2005                100           0           0           0           0           0
 June 15, 2006                100           0           0           0           0           0
 June 15, 2007                 91           0           0           0           0           0
 June 15, 2008                 70           0           0           0           0           0
 June 15, 2009                 47           0           0           0           0           0
 June 15, 2010                 22           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          11.8         5.4         4.4         3.1         2.6         1.8

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100          33
 June 15, 2001                100         100         100         100          52           0
 June 15, 2002                100         100         100          50           0           0
 June 15, 2003                100         100          88          16           0           0
 June 15, 2004                100          96          53           0           0           0
 June 15, 2005                100          62          27           0           0           0
 June 15, 2006                100          38           2           0           0           0
 June 15, 2007                100          16           0           0           0           0
 June 15, 2008                100           0           0           0           0           0
 June 15, 2009                100           0           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                 92           0           0           0           0           0
 June 15, 2012                 62           0           0           0           0           0
 June 15, 2013                 40           0           0           0           0           0
 June 15, 2014                 17           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0
 Avg Life In Years:          15.6         8.6         7.2         5.1         4.1         2.8

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100           0
 June 15, 2002                100         100         100         100         100           0
 June 15, 2003                100         100         100         100           5           0
 June 15, 2004                100         100         100          57           0           0
 June 15, 2005                100         100         100           0           0           0
 June 15, 2006                100         100         100           0           0           0
 June 15, 2007                100         100          43           0           0           0
 June 15, 2008                100          85           0           0           0           0
 June 15, 2009                100          26           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                100           0           0           0           0           0
 June 15, 2012                100           0           0           0           0           0
 June 15, 2013                100           0           0           0           0           0
 June 15, 2014                100           0           0           0           0           0
 June 15, 2015                 75           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          18.3        11.6         9.9         7.1         5.5         3.6

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)





 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100          83
 June 15, 2002                100         100         100         100         100          32
 June 15, 2003                100         100         100         100         100           7
 June 15, 2004                100         100         100         100          73           0
 June 15, 2005                100         100         100          93          48           0
 June 15, 2006                100         100         100          69          27           0
 June 15, 2007                100         100         100          48           8           0
 June 15, 2008                100         100          94          29           0           0
 June 15, 2009                100         100          74          11           0           0
 June 15, 2010                100          89          55           0           0           0
 June 15, 2011                100          69          37           0           0           0
 June 15, 2012                100          51          21           0           0           0
 June 15, 2013                100          35           6           0           0           0
 June 15, 2014                100          19           0           0           0           0
 June 15, 2015                100           2           0           0           0           0
 June 15, 2016                 98           0           0           0           0           0
 June 15, 2017                 72           0           0           0           0           0
 June 15, 2018                 53           0           0           0           0           0
 June 15, 2019                 32           0           0           0           0           0
 June 15, 2020                  8           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.2        13.4        10.0         8.0         4.7

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100         100         100         100
 June 15, 2003                100         100         100         100         100         100
 June 15, 2004                100         100         100         100         100          85
 June 15, 2005                100         100         100         100         100          67
 June 15, 2006                100         100         100         100         100          53
 June 15, 2007                100         100         100         100         100          41
 June 15, 2008                100         100         100         100          91          32
 June 15, 2009                100         100         100         100          76          25
 June 15, 2010                100         100         100          95          63          19
 June 15, 2011                100         100         100          80          51          14
 June 15, 2012                100         100         100          67          42           6
 June 15, 2013                100         100         100          56          34           0
 June 15, 2014                100         100          91          46          27           0
 June 15, 2015                100         100          77          37          18           0
 June 15, 2016                100          85          63          29           9           0
 June 15, 2017                100          70          50          18           2           0
 June 15, 2018                100          59          42          11           0           0
 June 15, 2019                100          48          33           4           0           0
 June 15, 2020                100          37          22           0           0           0
 June 15, 2021                 81          23          10           0           0           0
 June 15, 2022                 55           9           0           0           0           0
 June 15, 2023                 45           3           0           0           0           0
 June 15, 2024                 33           0           0           0           0           0
 June 15, 2025                 17           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          25.8        21.8        20.4        16.9        14.7         9.9

---------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          45
 June 15, 2006                100          90          78          56          49          35
 June 15, 2007                100          83          71          49          42          28
 June 15, 2008                100          76          64          42          35          22
 June 15, 2009                100          69          57          37          29          17
 June 15, 2010                100          62          51          31          24           9
 June 15, 2011                100          55          45          26          20           0
 June 15, 2012                 98          49          39          22          16           0
 June 15, 2013                 91          44          34          18          10           0
 June 15, 2014                 83          38          29          15           3           0
 June 15, 2015                 75          33          25           7           0           0
 June 15, 2016                 66          27          20           0           0           0
 June 15, 2017                 57          22          16           0           0           0
 June 15, 2018                 50          19          11           0           0           0
 June 15, 2019                 43          15           4           0           0           0
 June 15, 2020                 35           7           0           0           0           0
 June 15, 2021                 26           0           0           0           0           0
 June 15, 2022                 18           0           0           0           0           0
 June 15, 2023                 14           0           0           0           0           0
 June 15, 2024                  4           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.4        13.8        10.7         9.8         8.3

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)





 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          43
 June 15, 2006                100          90          78          56          49          30
 June 15, 2007                100          83          71          49          39          19
 June 15, 2008                100          76          64          40          29          10
 June 15, 2009                100          69          57          31          21           3
 June 15, 2010                100          62          51          23          14           0
 June 15, 2011                100          55          43          16           7           0
 June 15, 2012                 98          49          35          10           2           0
 June 15, 2013                 91          42          28           5           0           0
 June 15, 2014                 83          34          21           0           0           0
 June 15, 2015                 75          26          14           0           0           0
 June 15, 2016                 66          18           8           0           0           0
 June 15, 2017                 57          11           2           0           0           0
 June 15, 2018                 50           6           0           0           0           0
 June 15, 2019                 41           1           0           0           0           0
 June 15, 2020                 29           0           0           0           0           0
 June 15, 2021                 16           0           0           0           0           0
 June 15, 2022                  4           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          20.6        14.7        13.0        10.0         9.1         7.7

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)